EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report On Form 10-QSB of Global Wataire, Inc. for the quarter ending , I, Edmund J. Gorman, Chief Financial Officer of Global Wataire, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the quarter ending , fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending , fairly presents, in all material respects, the financial condition and results of operations of Global Wataire, Inc.

     Dated:  18 July 2007

                                   /s/ Edmund J. Gorman
                                   ---------------------------------------------
                                   Edmund J. Gorman, Chief Financial Officer of
                                   Global Wataire, Inc.